UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No.  )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐ Preliminary Proxy Statement

☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐ Definitive Proxy Statement

☒ Definitive Additional Materials

☐ Soliciting Material Under Sec.240.14a-12

Quantum-Si Incorporated
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☒ No fee required

☐ Fee paid previously with preliminary materials

☐ Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

 You invested in QUANTUM-SI INCORPORATED and it's time to vote!  You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on May 15, 2024.  Get informed before you vote  View the 10K and Proxy Statement online OR you can receive a free paper or email copy of the material(s) by requesting prior to April 25, 2024. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.  *If you choose to vote these shares in person at the meeting, you must request a “legal proxy.” To do so, please follow the instructions at www.ProxyVote.com or request a paper copy of the materials, which will contain the appropriate instructions. Please check the meeting materials for any special requirements for meeting attendance.  Smartphone users  Point your camera here and vote without entering a control number  Your Vote Counts!  FLASHID-JOB#  For complete information and to vote, visit www.ProxyVote.com  Control #  Ricky Campana  P.O. Box 123456  Suite 500  51 Mercedes Way  Edgewood, NY 11717  1 OF  322,224  148,294  2  30#  Hextone, Inc.  P.O. Box 9142  Farmingdale, NY 11735  XXXX XXXX XXXX XXXX  QUANTUM-SI INCORPORATED  2024 Annual Meeting  Vote by May 14, 2024  11:59 PM ET  Vote in Person at the Meeting*  May 15, 2024  12:00 PM EST  Virtually at: https://www.iproxydirect.com/QSI

Vote at www.ProxyVote.com

Control # XXXX XXXX XXXX XXXX

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters.

QUANTUM-SI INCORPORATED
2024 Annual Meeting
Vote by May 14, 2024
11:59 PM ET

Voting Items		Board Recommends
1.	Election of Directors **Nominees:**	
1A	J. M. Rothberg, Ph.D.	For
1B	Jeffrey Hawkins	For
1C	Paula Dowdy	For
1D	Ruth Fattori	For
1E	Amir Jafri	For
1F	Jack Kenny	For
1G	Brigid A. Makes	For
1H	Kevin Rakin	For
1I	Scott Mendel	For
2	To ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2024.	For
3	To approve, by a non-binding, advisory vote, of the compensation of our named executive officers, as described in our proxy statement.	For
4	To approve the proposed amendments to our second amended and restated certificate of incorporation, as amended (our Certificate of Incorporation), to remove the cap on the number of directors to serve on our board of directors and make related changes to the process for filling newly created directorships or board vacancies.	For
5	To approve the proposed amendment to our Certificate of Incorporation to add a provision with respect to the automatic conversion of our Class B common stock effective June 10, 2028, which is seven years from the date of the closing of our business combination.	For

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Under New York Stock Exchange rules, brokers may vote "routine" matters at their discretion if your voting instructions are not communicated to us at least 10 days before the meeting. **We will nevertheless follow your instructions, even if the broker's discretionary vote has already been given, provided your instructions are received prior to the meeting date.**

1.00000
322,224
148,294

FLASHID-JOB#